Fees Summary	Jun. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	3,223.75
Total Transaction Valuation	23,343,615.66
Total Offset Amount	0
Net Fee	$ 3,223.75